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                                                                   EXHIBIT 10.39

                           STOCK PURCHASE AGREEMENT


     AGREEMENT effective as of the ___ day of February, 1999 between Prodigy Communications Corporation, a Delaware corporation ("Prodigy"), and Telefonos de Mexico, S.A. de C.V., a Mexican corporation ("Telmex").

     In consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

     1.  Definitions.  All capitalized terms used herein and not otherwise
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defined herein shall have the respective meanings set forth in the Underwriting
Agreement, dated as of the date hereof, among Prodigy, as issuer, and Bear, Stearns & Co. Inc., BancBoston Robertson Stephens Inc., ING Baring Furman Selz LLC and Volpe Brown Whelan & Company, LLC, as Representatives of the Underwriters (the "Underwriting Agreement").

     2.  Purchase and Sale of the Telmex Shares.  Prodigy hereby agrees to issue
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and sell to Telmex, and Telmex hereby agrees to purchase from Prodigy, 2,000,000 shares (the "Telmex Shares") of common stock, $.01 par value per share ("Common Stock"), of Prodigy for a purchase price per share of Common Stock equal to the Price to Public set forth on the cover page of the Prospectus for Prodigy's initial public offering ("IPO"). The number of Telmex Shares reflects the one-for-four reverse stock split implemented on February 4, 1999.

     3.  Closing.  Subject to the satisfaction or waiver of the conditions
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specified in Sections 6 and 7 below, the closing (the "Closing") of the purchase and sale of the Telmex Shares, and the payment of the purchase price with respect thereto, shall take place concurrently with the purchase and sale of the Firm Shares pursuant to the Underwriting Agreement. At the Closing, Prodigy shall deliver to Telmex a stock certificate, registered in the name of Telmex, representing the Telmex Shares, and Telmex shall pay the purchase price for the Telmex Shares by wire transfer or other form of payment acceptable to Prodigy. Such stock certificate shall not bear any restrictive legend under the Securities Act of 1933.

     4.  Representations and Warranties of Prodigy.  The representations and
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warranties set forth in Section 1 of the Underwriting Agreement are hereby incorporated herein by reference for the benefit of Telmex in conjunction with the purchase and sale of the Telmex Shares hereunder, except that (i) all references to "this Agreement" or "this Agreement and the Telmex Purchase Agreement" in such Section 1
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shall mean this Agreement and (ii) all references to the "Shares" in such
Section 1 shall mean the Telmex Shares rather than the Firm Shares and the Additional Shares.

     5.  Representations and Warranties of Telmex.  Telmex represents and
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warrants as follows:

         5.1  Authorization and Binding Nature.  The execution, delivery and
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performance by Telmex of this Agreement has been duly authorized by all requisite corporate action, and this Agreement constitutes the valid and legally binding obligation of Telmex, enforceable against Telmex in accordance with its terms.

         5.2  Non-Contravention. The execution, delivery and performance by
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Telmex of this Agreement will not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any law, rule or regulation applicable to Telmex, (b) violate the provisions of the charter documents of Telmex, (c) violate any judgment, decree, order or award of any court, governmental body or arbitrator applicable to Telmex, or (d) conflict with or violate any agreement to which Telmex is a party or by which it is bound.

         5.3  Receipt of Preliminary and Final Prospectuses. Telmex has received
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the preliminary prospectus dated January 26, 1999 relating to the Telmex Shares.
Telmex hereby consents to delivery of any subsequent preliminary prospectus relating to the Telmex Shares, if any, and the final prospectus relating to the Telmex Shares, via email addressed to acerezo@telmex.net.

     6.  Telmex's Conditions to Closing.  The obligation of Telmex to consummate
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the transactions contemplated hereby is subject to the following conditions only, each of which may be waived in the sole discretion of Telmex:

         6.1  Performance of Covenants and Agreements. Prodigy shall have
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performed the covenants and agreements to be performed by it under this
Agreement at or prior to the Closing.

         6.2  Closing of IPO. The purchase and sale of, and payment for, the
              --------------
Firm Shares pursuant to the Underwriting Agreement shall have been consummated.

     7.  Prodigy's Conditions to Closing.  The obligation of Prodigy to
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consummate the transactions contemplated hereby is subject to the following conditions only, each of which may be waived in the sole discretion of Prodigy:

         7.1  Representations and Covenants. The representations and warranties
              -----------------------------
of Telmex contained in this Agreement shall be true as of the Closing and

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Telmex shall have performed the covenants and agreements to be performed by it under this Agreement at or prior to the Closing.

         7.2 Closing of IPO. The purchase and sale of, and payment for, the Firm Shares pursuant to the Underwriting Agreement shall have been consummated.

     8.  Notices.  Any notices or other communications required or permitted
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hereunder shall be in the English language and shall be sufficiently given if delivered personally or sent by telecopy or via a reputable express courier, with charges prepaid, to the address set forth below or to such other address of which the parties may have given notice. Unless otherwise specified herein, such notices or other communications shall be deemed received one business day after personal delivery or delivery by telecopy, or three business days after being sent, if sent by reputable express courier.

     If to Prodigy:

     44 South Broadway
     White Plains, NY 10601
     Attention:  General Counsel

     with a copy to:

     David A. Westenberg, Esq.
     Hale and Dorr LLP
     60 State Street
     Boston, MA 02109

     If to Telmex:

     Parque Via 190
     Officina 1016
     Colonia Cuauhtemoc
     Mexico City, Mexico 06599

     with copies to:

     Nicolas Grabar, Esq.
     Cleary, Gottlieb, Steen & Hamilton
     One Liberty Plaza
     New York, NY 10006

     Rafael Robles Miaja, Esq.
     Franck, Galicia, Duclaud y Robles, S.C.
     Paseo de las Palmas
     #405, Col. Lomas de Chapultepec
     Mexico City, Mexico 11000

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     9.  Successors and Assigns.  No party may assign its obligations hereunder
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without the prior written consent of the other party, except that Telmex may assign its rights and obligations hereunder to any subsidiary of Telmex.
Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Any assignment in contravention of this provision shall be void.

     10.  Entire Agreement.  This Agreement represents the entire understanding
          ----------------
and agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior oral and written and all contemporaneous oral negotiations, commitments and understandings between such parties. The parties may amend or modify this Agreement, in such manner as may be agreed upon, only by a written instrument executed by the parties hereto.

     11.  Expenses.  Each party shall pay its own expenses in connection with
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this Agreement and the transactions contemplated hereby.

     12.  Governing Law.  This Agreement shall be governed by and construed in
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accordance with the laws of the State of New York in the United States, without reference to conflict of laws principles, and the parties hereby consent to the jurisdiction of the courts of the State of New York.

     13.  Section Headings.  The section headings are for the convenience of the
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parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

     14.  Severability.  The invalidity or unenforceability of any provision of
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this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     15.  Counterparts.  This Agreement may be executed in two or more
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counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

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     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of and on the date first above written.


     PRODIGY COMMUNICATIONS CORPORATION


     By:
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     Title:
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     TELEFONOS DE MEXICO, S.A. DE C.V.


     By:
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     Title:
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